SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 23, 2011

Universal Display Corporation

(Exact Name of Registrant Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	1-12031 (Commission File Number)	23-2372688 (I.R.S. Employer Identification No.)

375 Phillips Boulevard
Ewing, NJ	08618
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (609) 671-0980

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07               Submission of Matters to a Vote of Security Holders.

(a)           The Company held its 2011 Annual Meeting of Shareholders on June 23, 2011.

(b)           The number of votes represented at the annual meeting, in person or by proxy, was 42,041,831.  In determining this number, abstentions and shares held by brokers who have notified us that they lack voting authority with respect to any matter (referred to herein as “broker non-votes”) were deemed present.  The matters voted upon at the annual meeting and the results of the vote on each such matter are set forth below:

1.  Election of Directors.  The results of the vote tabulated at the meeting for the election of seven directors are set forth as follows, opposite their respective names:

Name	Votes FOR	Votes WITHHELD	Percentage FOR of Total Votes Cast*
Steven V. Abramson	27,737,688	2,837,814	90.7%
Leonard Becker	29,897,202	686,300	97.7%
Elizabeth H. Gemmill	29,825,631	759,871	97.5%
C. Keith Hartley	29,825,256	760,266	97.5%
Lawrence Lacerte	29,800,766	584,736	97.4%
Sidney D. Rosenblatt	26,693,523	3,691,979	87.2%
Sherwin I. Seligsohn	27,083,948	3,501,554	88.5%

* Broker non-votes were not considered votes “cast” with respect to the election of directors.

2.  Proposal to Approve an Amendment to the Company’s Equity Compensation Plan to Increase the Number of Shares Authorized for Issuance under the Plan.  The results of the vote tabulated at the meeting for this proposal were as follows:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes	Percentage FOR of Total Votes Cast*
26,645,764	3,883,698	56,039	11,456,330	87.3%

*              Abstentions and broker non-votes were not considered votes “cast” with respect to this proposal.

3.  Non-binding, advisory vote on executive compensation.  The results of the vote tabulated at the meeting for this proposal were as follows:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes	Percentage FOR of Total Votes Cast*
26,443,640	3,929,679	212,182	11,456,330	87.1%

*              Abstentions and broker non-votes were not considered votes “cast” with respect to this proposal.

4.  Non-binding, advisory vote regarding the frequency of future advisory shareholder votes on executive compensation. The results of the vote tabulated at the meeting for this proposal were as follows:

Every ONE Year	Every TWO Years	Every THREE Years	Abstentions
17,183,210	480,004	12,712,052	210,234

*              Abstentions and broker non-votes were not considered votes “cast” with respect to this proposal.

5.  Proposal to Ratify the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for 2011.  The results of the vote tabulated at the meeting for this proposal were as follows:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes	Percentage FOR of Total Votes Cast*
41,854,949	109,599	77,283	—0—	99.7

*              Abstentions and broker non-votes were not considered votes “cast” with respect to this proposal.

(c)           Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL DISPLAY CORPORATION

	By:	/s/ Sidney D. Rosenblatt
		Name:	Sidney D. Rosenblatt
		Title:	Executive Vice President & CFO

Dated: June 27, 2011